EXHIBIT 24(a)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY CORPORATION, INC., a Delaware corporation (“Corporation”), which will file with the Securities and Exchange Commission, Washington, D.C. (“Commission”), under the provisions of the Securities Act of 1933, as amended, as issuer with J. C. Penney Company, Inc., as co-obligor, a Registration Statement on Form S-3 (or any appropriate form then in effect), for the registration of debt securities of Corporation (which may include debt securities, together with warrants or other rights to purchase or otherwise acquire debt securities), hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, M. P. Dastugue and C. R. Lotter, and each of them to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said Registration Statement (including any Prospectus and Prospectus Supplements which may form a part thereof), which is about to be filed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto) (“Registration Statement”)), and to file said Registration Statement so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 11th day of February 2003.

/s/ A. I. QUESTROM A. I. Questrom Chairman of the Board and Chief Executive Officer (principal executive officer); Director	/s/ W. J. ALCORN W. J. Alcorn Senior Vice President, Controller and Chief Purchasing Officer (principal accounting officer)

/s/ R. B. CAVANAUGH R. B. Cavanaugh Executive Vice President and Chief Financial Officer (principal financial officer); Director	/s/ C. R. LOTTER C. R. Lotter Executive Vice President, Secretary and General Counsel; Director